EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of MB Software Corporation on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Scott A. Haire, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

May 14, 2007

/S/    Scott A. Haire
Scott A. Haire,
Chairman of the Board,
Chief Executive Officer and Principal Financial Officer